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                                                                   Exhibit 10.57



                             SUBORDINATION AGREEMENT
                                     (Debt)

WHEREAS, the undersigned WAREFORCE INCORPORATED has certain claims against BLM TECHNOLOGIES, INC. (the "Borrower") represented by the following described note or notes issued by Borrower to the undersigned:

    1. Promissory Note of even date, in the principal amount of $305,000.00, and more fully described in that certain Asset Purchase Agreement of even date by and between the undersigned and Borrower (the "Agreement"); and

    2. Promissory Note of even date, in the principal amount of up to $575,000.00, and more fully described in the Agreement.

(such note or notes together with any indebtedness hereafter arising owing by Borrower to the undersigned are herein referred to as the "Subordinated Debt");

WHEREAS, Borrower has applied to MANCHESTER COMMERCIAL FINANCE LLC (the "Lender") to obtain loans and financing, and it is to the financial interest of the undersigned that Lender extend loans to Borrower; and

WHEREAS, Lender has indicated its willingness to extend loans to Borrower upon terms and conditions to be mutually agreed upon between Lender and Borrower, provided that the Subordinated Debt is subordinated in all respects to all loans and advances made and to be made by Lender to Borrower (all such amounts including principal, interest, fees, and expenses now or hereafter owing by Borrower to Lender are referred to as the "Senior Debt").

NOW, THEREFORE, it is hereby agreed that in consideration of such loans, advances and financing to be made by Lender to Borrower and to induce Lender to make loans and advances to Borrower, the Subordinated Debt shall be subordinate and inferior in all respects to the Senior Debt, and so long as this Agreement remains in effect and until the Senior Debt is paid in full in cash, the undersigned will not receive any payment from Borrower for or on account of the Subordinated Debt except that Lender will allow the payment of regularly scheduled principal and interest payments as long as Borrower is not in default.

In the event of any proceeding under the United States Bankruptcy Code by or against Borrower or any other insolvency proceeding, it is agreed that any dividend or other amount which may become payable on account of the Subordinated Debt, or interest thereon, shall be paid to Lender until the Senior Debt is fully paid in cash, any excess to be paid to the undersigned; and for such purposes the Subordinated Debt shall be and remain deposited with Lender and it is authorized to present and prosecute any claim on such Subordinated Debt in any such proceeding.

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In the event of any liquidation or winding up of Borrower, the Senior Debt shall be paid in full in cash before the undersigned shall be entitled to receive any payments on account of the Subordinated Debt. If the undersigned does receive any payment on account of the Subordinated Debt before Lender has been paid in full, the undersigned shall immediately pay such amount to Lender as payment of the Senior Debt.

This Agreement shall be binding upon the heirs, successors and assigns of the undersigned.

Date: November 2, 2001                             By: /s/ Don Hughes
                                                       -------------------------
                                                   Don Hughes
                                                   Chief Financial Officer
                                                   Wareforce Incorporated

Borrower hereby acknowledges receipt of a copy of the foregoing Subordination Agreement; and agrees that it will not pay any indebtedness owing by it to Wareforce Incorporated except as in the foregoing agreement provided. In the event of a breach by either said Wareforce Incorporated or Borrower of any of the provisions of the foregoing Agreement, all of Borrower's obligations and liabilities to Lender shall, without notice or demand, become immediately due or payable unless Lender shall otherwise elect.

Date: November 2, 2001                             By: /s/ Ron Meinhardt
                                                       -------------------------
                                                   Ron Meinhardt
                                                   President
                                                   BLM Technologies, Inc.